UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

September 24, 2012
Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13647 (Commission File Number)	73-1356520 (I.R.S. Employer Identification No.)

5330 East 31st Street, Tulsa, Oklahoma 74135
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment to the Form 8-K of Dollar Thrifty Automotive Group, Inc., originally filed on September 25, 2012 (the “Form 8-K”), is being filed solely to file Exhibit A to the Stipulation and Order (the “Order”) in the actions consolidated under the caption In re Dollar Thrifty Shareholder Litigation, Cons. C.A. No. 5458-CS, which Order was filed as Exhibit 99.1 to the Form 8-K.  Exhibit A to the Order was inadvertently omitted from the filing and is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The original Form 8-K and Exhibit 99.1 are otherwise unaltered by this amendment.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit No.	Description
99.2	Exhibit A to Stipulation and Order, In re Dollar Thrifty Shareholder Litigation, Cons. C.A. No. 5458-CS (Del. Ch. Sept. 24, 2012)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC. (Registrant)
(Registrant)

September 26, 2012	By:	/s/ H. CLIFFORD BUSTER III
H. Clifford Buster III
Senior Executive Vice President, Chief Financial
Officer and Principal Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.2	Exhibit A to Stipulation and Order, In re Dollar Thrifty Shareholder Litigation, Cons. C.A. No. 5458-CS (Del. Ch. Sept. 24, 2012)